Nature of Business	12 Months Ended
Dec. 31, 2021
Inspirato LLC
Nature of Business
(1)	Nature of Business

Inspirato LLC was organized on May 12, 2010 as a Delaware limited liability company. Inspirato LLC and its subsidiaries (collectively referred to as the “Company”) is a subscription-based luxury travel company that provides unique solutions for (i) affluent travelers seeking superior service and certainty across a wide variety of accommodations and experiences and (ii) hospitality suppliers who want to solve pain points that include monetizing excess inventory and efficiently outsourcing the hassle involved in managing rental properties.

As of December 31, 2021, the Company had 38 subsidiaries and one branch, of which 29 are wholly owned domestic limited liability companies. The remaining 9 and the branch are as follows: (i) a wholly owned Mexican S.R.L; (ii) a wholly owned Turks and Caicos limited company; through direct domestic subsidiaries, (iii) a wholly owned Cayman exempted company; (iv) a wholly owned Costa Rican limited liability company; (v) a wholly owned Italian S.R.L.; (vi) a wholly owned Canadian unlimited liability company; (vii) a wholly owned Dominican Republic branch of a wholly owned domestic liability company; (viii) a wholly owned U.S. Virgin Islands’ limited liability company; (ix) a wholly owned Puerto Rican limited liability company; and (x) a wholly owned Grenadian limited liability company. These entities typically lease local properties.

On March 11, 2020, the World Health Organization declared the outbreak of a respiratory disease caused by a new coronavirus to be a pandemic. First identified in late 2019 and now known as COVID-19, the outbreak impacted thousands of individuals worldwide. In response, many countries, states, and localities implemented measures to combat the outbreak that impacted global business operations. The COVID-19 pandemic had a materially adverse impact on Inspirato’s results of operations and financial condition for the year ended and as of December 31, 2020. Revenues declined as a result of reduced travel and management undertook cost reduction methods in response. No impairments were recorded during the periods presented. In 2021 as restrictions were lifted across travel destinations, revenues recovered to pre-pandemic levels. However, due to the significant uncertainty surrounding the pandemic, including the potential adverse impact of the spread of COVID-19 variants, management’s judgment regarding this could change in the future. Management cannot estimate the length or impacts of the COVID-19 outbreak on the Company’s future operations, financial position and cash flows, particularly if there are significant impacts that continue in the future.

On February 11, 2022 Inspirato consummated a definitive business combination agreement with Thayer Ventures Acquisition Corporation (“Thayer”) and the Company became a subsidiary of Thayer and Thayer changed its name to Inspirato Incorporated.